EXHIBIT 10.10
                             SUBSCRIPTION AGREEMENT
                               (Canadian Dollar)

TO:     NEWGIOCO GROUP, INC.
RE:     PURCHASE OF UNITS OF NEWGIOCO GROUP, INC.

Subject to the terms and conditions contained in this subscription agreement, including the terms and conditions set forth in Schedule "A" hereto, the undersigned (the "Purchaser"), hereby irrevocably subscribes for and agrees to purchase the number of units (the "Units" or the "Purchased Securities") of NEWGIOCO GROUP, INC. (the "Corporation") as set forth below at a purchase price of CDN$1,000 per Unit (the "Purchase Price").


_____________________________________
(Name of Purchaser - please print)

By: __________________________________
(Authorized Signature)

_____________________________________
(Please print name of individual whose
signature appears above if different than the name of the Purchaser printed above.)

______________________________________
(Subscriber's Address)
______________________________________
(Telephone Number)
______________________________________
(Fax Number)
______________________________________
(Email Address)

                            Number of Units:     __________________________

                   Aggregate Purchase Price: CDN$__________________________

If the Purchaser is signing as finder for a principal and the Purchaser is not a trust company or a portfolio manager, in either case, purchasing as trustee or finder for accounts fully managed by it, complete the following:

___________________________________
(Name of Principal)
___________________________________
(Principal's Address)

Register the Purchased Securities as set forth below:
____________________________________
(Name)

____________________________________
(Account reference, if applicable)

____________________________________
(Address)


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Deliver the Purchased Securities as set forth below:
____________________________________
(Name)
____________________________________
(Account reference, if applicable)
____________________________________
(Contact Name)
____________________________________
(Address)
____________________________________
(Telephone Number)


The Purchased Securities form part of a larger offering of 1,375 Units by the Corporation (the "Offering") to close on or about June __, 2017 or such other date mutually agreed between the Purchaser and the Corporation (the "Closing Date"). The maximum Offering will result in gross proceeds to the Corporation of CDN $1,375,000. The Corporation may, at its discretion, elect to complete the Offering for proceeds of less than CDN $1,375,000 or less than 1,375 Units and in one or more tranches.

Each Unit is comprised of a debenture of the Corporation in a principal amount of CDN $1,000 with a term of two (2) years from the date of issuance (the "Maturity Date") and bearing interest at the rate of ten (10%) percent per annum (the "Debenture") and 100 common share purchase warrants of the Corporation (the "Warrants"). The whole or any part of the principal amount of the Debenture plus any accrued and unpaid interest may be convertible at the option of the debentureholder into common shares of the Corporation at a price of US$1.50 (U.S. One Dollar and Fifty Cents) per share at any time up to the Maturity Date. Each Warrant will entitle the holder to acquire one (1) common share of the Corporation within twenty-four (24) months from the Closing Date and each Warrant will have an exercise price of US$1.00 (one United States Dollar). The form of the Debenture is attached hereto as Schedule "B" and the form of Warrant is attached hereto as Schedule "C". All dollar amounts referred to in this agreement are in Canadian dollars unless otherwise noted.

ACCEPTANCE: The Corporation hereby (i) accepts the above subscription subject to the terms and conditions contained in this subscription agreement; and (ii) agrees that the Purchaser shall be entitled to rely on such representations and warranties of the Corporation contained in the subscription agreement.

                                NEWGIOCO GROUP, INC.

Date:    June ____, 2017         Per:____________________________________
                                    Michele Ciavarella, Chief Executive Officer















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                                 SCHEDULE "A"
                           TERMS AND CONDITIONS OF
                            SUBSCRIPTION FOR UNITS
                              NEWGIOCO GROUP, INC.

1.  Description of Debentures

The debenture forming part of the Purchased Securities (the "Debenture") shall be governed by provisions of the Debenture of the Corporation, the form of which is appended hereto as Schedule "B". The Debentures yield interest at the rate of 10% per annum payable on maturity of the Debentures. The Debentures mature two
(2) years from the date of issue provided that the Corporation may prepay all or any part of the Debenture prior to maturity without notice or penalty, except that the Purchaser shall receive a minimum of five (5) months of interest. The Debentures are unsecured obligations of the Company and shall rank pari passu with each other. The principal amount and plus any accrued and unpaid interest shall be convertible at the option of the holder at a price of US$1.50 (U.S. One Dollar and Fifty Cents) at any time up to the Maturity Date.

2.  Description of Warrants

The warrants forming part of the Purchased Securities (the "Warrants") shall be governed by the provisions of warrant certificates (the "Warrant Certificates") of the Corporation, the form of which is appended hereto as Schedule "C". Subject to the anti-dilution and other adjustment provisions contained in the Warrant Certificates, each Warrant shall entitle the holder thereof to acquire one common share of the Corporation at any time on or before 5:00 (Toronto time) on the date that is twenty-four (24) months from the Closing Date (the "Warrant Shares"). Each Warrant will have an exercise price of US$1.00 (one United States dollar) as more specifically set out in the Warrant Certificate.

3.  Acknowledgments re: Hold Periods and Resale Restrictions

The Purchaser on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, understands and acknowledges the following:

    (a) The Purchased Securities are subject to statutory hold periods or resale restrictions and the Warrants forming part of the Purchased Securities and the Warrant Shares (Warrants and Warrant Shares being collectively referred to herein as the "Underlying Securities") will be subject to statutory hold periods or resale restrictions;

    (b) The Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, have been advised to consult their own legal advisers in connection with any applicable statutory hold periods and resale restrictions relating to the Purchased Securities and the Underlying Securities and no representation has been made respecting applicable statutory hold periods or resale restrictions relating to such securities;

    (c) The Certificates representing the Purchased Securities and the Underlying Securities may be endorsed with a legend setting out resale restrictions under applicable securities legislation;

    (d) The Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, are solely responsible (and the Corporation is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees

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        with any applicable securities regulatory authority, and the Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, are aware that the Purchaser, and (if applicable) such others, may not be able to resell the Purchased Securities or the Underlying Securities, except in accordance with limited exceptions under applicable securities legislation and regulatory policies and the Purchaser and, if applicable, others on whose behalf the Purchaser is contracting hereunder, will not sell, resell or otherwise transfer the Purchased Securities or the Underlying Securities, except in compliance with applicable laws; and

    (e) No market currently exists for the Warrants and no liquid market may exist for the Underlying Securities.

4.  Delivery and Payment

Unless other arrangements are agreed by the Corporation, the following must be delivered to the broker at ____________________________________, not later than
5:00 p.m. (Toronto time) on the day immediately preceding the Closing Date:

    (a) One signed copy of this subscription agreement with the relevant "accredited investor" certification completed in Schedule "D", as applicable;

    (b) The aggregate Purchase Price payable for the Purchased Securities by way of a certified cheque or bank draft payable to the broker ______________ ___________ or "Beard Winter, LLP." or wire transfer of immediately available funds and delivered or transmitted to the broker (instructions to be provided) or Beard Winter, LLP. At the instructions provided in Schedule "E"; and

    (c) Such other documents as may be required pursuant to terms of this subscription agreement.

5.  Closing

This subscription is subject to acceptance by the Corporation, as described below. A Debenture and a Warrant Certificate endorsed by the Corporation representing the Purchased Securities will be available for delivery to the Purchaser in Toronto, Ontario, on the Closing Date against payment of the aggregate Purchase Price for the Purchased Securities.

6.  Acceptance Subscription

This subscription may be accepted in whole only and the right is reserved to the Corporation to refuse to accept any subscription. Confirmation of acceptance or rejection of this subscription will be forwarded to the Purchaser promptly after the acceptance or rejection of this subscription by the Corporation. If this subscription is rejected, the Purchaser understands that any certified cheque, bank draft, wire transfer or other method of payment delivered by the Purchaser to the broker or the Company c/o the law firm of Beard Winter, LLP. representing the Purchase Price will be promptly returned to the Purchaser without interest or deduction.

7.  Acknowledgments re: Prospectus Exemptions, etc.

The Purchaser acknowledges and agrees, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, that the sale of the Purchased Securities to the Purchaser, or (if applicable) to such others,


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is conditional upon, among other things, such sale being exempt from the requirement to file a prospectus or deliver an offering memorandum in respect of such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without complying with the requirement to file a prospectus or deliver an offering memorandum.

The Purchaser also acknowledges and agrees, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, that: (i) the Purchaser, and (if applicable) such others have not received, requested or been provided with, nor have any need to receive, a prospectus, offering memorandum, sales or advertising literature or similar disclosure document relating to the Offering and/or the business and affairs of the Corporation and that the decision to enter into this subscription agreement and purchase the Purchased Securities has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any officer, director, employee or agent of the Corporation and that such decision is based entirely upon the form of Debenture attached as Schedule "B" and the form of Warrant Certificate attached as Schedule "C" to this subscription agreement and information set out in this subscription agreement,
(ii) there has not been any advertisement of the Purchased Securities in printed public media, radio, television or telecommunications, including electronic display such as the Internet; and (iii) Beard Winter LLP is acting as counsel to the Corporation and is not acting as counsel to the Purchasers of Purchased Securities.

The Purchaser acknowledges that the Corporation may be required by law to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Purchased Securities and the Purchaser agrees to use its best efforts to comply with such laws, if required.

The Purchaser, on its own behalf and (if applicable on behalf of others for whom the Purchaser is contracting hereunder, understands and acknowledges that: (i) the Purchased Securities have not been nor will be registered under the United States Securities Act of 1933, as amended (the "US Securities Act") nor any applicable state securities laws and may not be offered or sold or re-offered or resold, directly or indirectly, in the United States or to any United States person (as defined in Regulation S under the U.S. Securities Act, a "U.S. Person"), unless such securities have been registered under the U.S. Securities Act, and any applicable state securities laws, or are otherwise exempt from such registration; and (ii) certificates representing the Purchased Securities may bear a legend to such effect.

8.  Conditions to Closing

The Purchaser acknowledges and agrees that as the Offering will not be qualified by a prospectus, the Offering is subject to the condition that the Purchaser, or (if applicable) others for whom the Purchaser is contracting hereunder, execute and return to the Corporation, as applicable, all relevant documentation required by applicable securities legislation, regulations, rules and policies.

9.  Representations, Warranties and Covenants of the Purchaser

The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, represent, warrant and covenant to and with the Corporation (and acknowledges that the Corporation, and its counsel are relying thereon) as follows:




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    (a) Jurisdiction of Residence - the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is resident in the jurisdiction set forth on the first page of this agreement and the purchase by and sale to the Purchaser, or any such beneficial purchaser, of the Purchased Securities is being made in accordance with the applicable securities legislation of such jurisdiction;

    (b) Prospectus Exempt Purchase - Canadian Purchaser - if the Purchaser or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is resident in a province of Canada or is otherwise subject to the securities laws of a province of Canada, the Purchaser, on its own behalf and (if applicable) on behalf of any such beneficial purchaser makes the representations, warranties and covenants set out in Schedule "D", to this subscription agreement, as applicable, with the Corporation and the Purchaser, and (if applicable) any such beneficial purchaser, may avail itself of one or more of the categories of prospectus exempt purchasers listed in Schedule "D";

    (c) Agent Purchasing for Principal(s) - if the Purchaser is acting as agent for one or more beneficial purchasers: (i) each such beneficial purchaser is purchasing as principal for its own account and not for the benefit of any other person; and (ii) each such principal can, and does, make the representations, warranties and covenants set out herein and in Schedule "D" to this subscription agreement as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of it being subject to the applicable securities legislation of such jurisdiction, and (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges that such schedule forms part of and is incorporated into this subscription agreement;

    (d) Capacity - (i) if the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is an individual, the Purchaser, or such beneficial purchaser, as the case may be, has attained the age of majority and is legally competent to execute this subscription agreement and to perform all actions required pursuant hereto; (ii) if the Purchaser, or any beneficial purchaser for whom the Purchaser is acting, is a corporation, partnership, unincorporated association or other entity, the Purchaser, or such beneficial purchaser, as the case may be, has the legal capacity and competence to enter into and be bound by this subscription agreement and to take all actions required pursuant thereto and the Purchaser further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

    (e) Authority - (i) if the Purchaser is acting as agent for one or more beneficial purchasers, the Purchaser is duly authorized to execute and deliver this subscription agreement and all other necessary documentation in connection with such subscription on behalf each such principal and this subscription agreement has been duly authorized, executed and delivered by the Purchaser on behalf of each such principal; and (ii) the entering into of this subscription agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any beneficial purchaser for whom the Purchaser is acting or of any agreement, written or oral, to which the Purchaser or any beneficial purchaser for whom the Purchaser is acting is a party or by which the Purchaser or such beneficial purchaser is bound;

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    (f) Enforceability - this subscription agreement has been duly and validly authorized, executed and delivered by the Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) and, upon acceptance by the Corporation this subscription agreement will constitute a legal, valid and binding contract of the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is acting, enforceable against the Purchaser, or (if applicable) any such beneficial purchasers, in accordance with its terms;

    (g) Purpose - If the purchaser is not an individual, the Purchaser has not been created solely or primarily to use exemptions from the registration and prospectus exemptions under applicable securities legislation and has a pre-existing purpose other than to use such exemptions;

    (h) No Representation re: Resale, Refund, Future Price or Listing - no person has made any written or oral representation to us:

        (i)     That any person will resell or repurchase the Purchased
                Securities;

        (ii) That any person will refund the Purchaser Price other than as may be provided in this subscription agreement; or

        (iii)   Relating to the future price or value of the Purchased
                Securities;

    (i) Investment Experience - the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, has knowledge and experience with respect to investments of this type and the Purchaser, or (if applicable) any such beneficial purchaser, is capable of evaluating the merits and risks thereof and obtaining competent independent business, legal and tax advice regarding this investment;

    (j) Proceeds of Crime - The funds representing the subscription amount which will be advanced by the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA") and the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges that the Corporation may in the future be required by law to disclose the Purchaser's, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, name and other information relating to this Subscription Agreement and the Purchaser's, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (a) no portion of the subscription amount to be provided by the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) is tendered on behalf of a person or entity who has not been identified to the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder. The Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, shall promptly notify the Corporation if the Purchaser, or (if applicable)

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        any beneficial purchaser for whom the Purchaser is contracting hereunder, discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

    (k) Additional Filings - The Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, shall execute, deliver, file and otherwise assist the Corporation with filing all documentation required by the applicable securities laws and any other applicable securities legislation to which the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, may be subject, within the time limits prescribed to permit the subscription for and issuance of, the Units and thereafter for any subsequent exchange thereof.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Subscription Agreement are made by the Purchaser with the intent that they may be relied upon by the Corporation and its counsel to, among other things, determine the eligibility of the Purchaser, or (if applicable) the eligibility of others on whose behalf the Purchaser is contracting hereunder, to purchase the Purchased Securities under relevant securities legislation including, without limitation, the availability of exemptions from the registration and prospectus requirements of applicable securities legislation in connection with the issuance of the Purchased Securities to the Purchaser. The Purchaser further agrees that by accepting the Purchased Securities on the Closing Date the Purchaser shall be representing and warranting that such representations, warranties and covenants are true as at the Closing Date, with the same force and effect as if they had been made by the Purchaser on such date. The Purchaser undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser or others on whose behalf the Purchaser is contracting set forth herein that takes place prior to Closing.

10. Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants to the Purchaser (and/or to any others on whose behalf the Purchaser is contracting hereunder), that as of the date of this Subscription Agreement and as of the Closing Date:

    (a) The Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

    (b) The Corporation will reserve and set aside a sufficient number of authorized and unissued Common Shares of the Corporation to issue to the Purchaser the Common Shares issuable in connection with the exercise of the Warrants and such Common Shares will, when issued and delivered upon such exercise, be duly and validly issued as fully paid and non-assessable shares of the Corporation;

    (c) This Subscription Agreement and the Offering have been duly authorized by all necessary corporate action on the part of the Corporation and constitute valid obligations of the Corporation legally binding upon it and enforceable in accordance with its terms;

    (d) The Corporation has all requisite corporate power and authority to carry on its business as now and proposed to be carried on and to own, lease and operate its material properties, business and assets, or the interests therein;

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    (e) The Corporation is not a party to any actions, suits or proceedings which could have a material adverse effect on the assets, liabilities, financial condition, business, capital or prospects of the Corporation and, to the best of the Corporation's knowledge, no such actions, suits or proceedings are pending or threatened.

11. Acknowledgment and Waiver

The Purchaser, on its own behalf and/or on behalf of others for whom the Purchaser is contracting hereunder, has acknowledged that the decision to purchase the Purchased Securities was made solely on the basis of publicly available information. Accordingly, the decision to acquire the Purchased Securities has also been made on the basis of currently available public information.

12. Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Corporation and the undersigned for a period of two (2) years from the Closing Date notwithstanding the completion of the purchase of the Purchased Securities.

13. Governing Law

This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this agreement.

14. Costs

All costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel retained by the Purchaser) relating to its purchase of the Purchased Securities shall be borne by the Purchaser.

15. Assignment

This Subscription Agreement is not transferable or assignable, in whole or in part, by the Purchaser or (if applicable) by others on whose behalf the Purchaser is contracting hereunder.

16. Entire Agreement and Headings

This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This agreement may only be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not effect the meanings or interpretation hereof.

17. Language

The parties hereto confirm their express wish that this agreement and all documents and agreements directly or indirectly relating thereto be drawn up in


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the English language. Les parties reconnaissent leur volonte expresse que la presente convention, ainsi que tous les documents et contrats qui s'y rattachent, directement ou indirectment, soient rediges en anglais.

18. Time of Essence

Time shall be of the essence of this Subscription Agreement.

19. Currency

All dollar amounts referred to in this Subscription Agreement are in Canadian dollars.

20. Counterparts and Facsimile Deliveries

This Subscription Agreement may be executed in one or more counterparts, each of which counterparts when executed shall constitute an original and all of which counterparts so executed shall constitute one and the same instrument. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, including the completed schedules attached hereto, and acceptance by the Corporation of any such facsimile copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

21. Consent to Collection and Use of Personal Information

The Purchaser acknowledges that this subscription agreement requires the Purchaser to provide certain personal information to the Corporation ("Personal Information"). Such information is being collected by the Corporation for the purposes of completing the proposed issuance of the Units, which includes, without limitation, determining the Purchaser's eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing the Underlying Securities and completing filings required by the securities commissions, and/or other securities regulatory authorities. The Purchaser agrees that the Purchaser's Personal Information may be disclosed by the Corporation to: (a) securities commissions and/or other securities regulatory authorities, (b) the Corporation's registrar and transfer agent, and
(c) any of the other parties involved in this subscription, including legal counsel, and may be included in record books in connection with this subscription. In the case of such information is being collected indirectly by them for the purpose of the administration and enforcement of the applicable securities laws and the Purchaser authorizes the indirect collection of such information by them. The Purchaser consents to the foregoing collection, use and disclosure of the Purchaser's Personal Information by the securities commissions, the TSX Venture Exchange and/or other securities regulatory authorities. The title, business address and business telephone number of the public official in Ontario who can answer questions about the Ontario Securities Commission's indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, Telephone (416) 593-8086, Ontario Securities Commission, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario M5H 3S8.

22. Risk Factors

Purchase of Debentures pursuant to this Offering should only be made after consulting with independent and qualified sources of investment and tax advice. Investment in the Debentures at this time is speculative due to the stage of the Corporation's development. An investment in Debentures is appropriate only for Subscribers who are prepared to invest money for two (2) years and who have the

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capacity to absorb a loss of some or all of their investment. Subscribers must rely on management of the Corporation. Any investment in the Corporation at this stage involves a high degree of risk. The following additional risk factors are inherent in an investment in the Debentures:



    1. Redemptions: There can be no assurance that if additional funding is required by the Corporation to redeem any or all of the Debentures on maturity, that such financing will be available on terms satisfactory to the Corporation, or at all. If the Corporation does not have sufficient funds on hand to redeem any or all of the Debentures and its assets do not mature or cannot be sold quickly enough, it will not be able to redeem any or all of the Debentures on maturity.

    2. Debentures have no security: The Debentures offered pursuant to this Offering Memorandum are unsecured obligations and will rank pari passu among themselves and subordinate to all secured obligations of the Corporation.

    3. Tax Consequences: The tax consequences associated with an investment in the Debentures may be subject to changes in federal and provincial tax laws. There can be no assurance that the tax laws will not be changed in a manner that will adversely affect tax consequences to Subscribers holding or disposing of the Debentures.

    4. No Right to Vote: Bondholders will have no right to vote on matters relating to the Corporation. Exclusive authority and responsibility for managing the Corporation rests with management of the Corporation and those persons, consultants and advisors retained by management on behalf of the Corporation. Accordingly, Subscribers should appreciate that they will be relying on the good faith, experience, expertise and ability of the directors and officers of the Corporation and other parties for the success of the business of the Corporation.

    5. Systemic Risk: Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Corporation and/or the other parties that may have impact on the Debentures interact on a daily basis.

    6. Limited History: The Corporation has limited operational history. Accordingly, there is limited information available to a Subscriber upon which to base an evaluation of the Corporation and its business and prospects. The Corporation is in the early stages of its business and therefore is subject to the risks associated with early stage companies, including uncertainty of revenues, markets and profitability, the need to raise additional funding, the evolving and unpredictable nature of the Corporation's business and the ability to identify, attract and retain qualified personnel. There can be no assurance that the Corporation will be successful in doing what it is required to do to overcome these risks. No assurance can be given that the Corporation's business activities will be successful.

    7. Illiquid Investment: An investment in the Bond of the Corporation is an illiquid investment. There is currently no public market through which the Bond of the Corporation may be resold.

    8. No Deposit Insurance: The Debentures are not insured against loss through the Canada Deposit Insurance Corporation or any other insurance company or program.

    9. No Independent Counsel: No independent counsel has been retained on behalf of the Subscribers; and no independent counsel has conducted any due diligence and reviewed the structure and the documentation of the Offering on their behalf to assess potential issues and risks for Debentureholders.

    10. Competitive Industry: The regulated gaming industry in Italy in which the Corporation operates is, and will continue to be, very competitive. There is no assurance that the Corporation will be able to continue to compete successfully or that the level of competition and pressure on pricing will not affect its margins.

    11. General Market Risk: The Corporation and its affiliates may be adversely affected by a general deterioration in economic conditions or a deterioration affecting specific industries, products or geographies:
        A recession or downturn in the economy or the deterioration in the economic conditions affecting specific industries, geographic locations and/or products could make it difficult for the Corporation and its affiliates to originate new business and maintain existing business.

    12. Liquidity Risk: If the Corporation requires new capital, it may need to raise additional funds. If it is unable to raise such capital, it would need to curtail its growth and its business, and its ability to service or redeem Debentures could be adversely impacted.


In addition, a Subscriber should refer to the section entitled "Risk Factors" in the most recent Form 10-K filing of the Corporation and any amendments thereto which are available at www.sec.gov/archives/edgar/data.

                                 SCHEDULE "B"
                                  DEBENTURE










                                                                   No. D-_______

                             NEWGIOCO GROUP, INC.



                  Convertible Debenture due June ____, 2019

                       Convertible into Common Shares
                           of Newgioco Group, Inc.

            Holder:         ______________________________
            Amount:         ______________________________
            Commencement Date:  June ____, 2017

                                TABLE OF CONTENTS

ARTICLE 1 - INTERPRETATION                                                    17
    Section 1.1     Definitions                                               17
    Section 1.2     Interpretation not Affected by Headings, etc.             18
    Section 1.3     Deemed Notice of Debenture                                18
    Section 1.4     Applicable Law                                            18
    Section 1.5     Accounting Terms                                          18
    Section 1.6     Day not a Business Day                                    18
    Section 1.7     Currency                                                  18

ARTICLE 2 - THE DEBENTURE                                                     19
    Section 2.1     Terms, Form and Denomination of Debenture                 19
    Section 2.2     Certification by Company                                  19
    Section 2.3     Replacement of Debenture                                  19
    Section 2.4     Payment of Principal and Interest                         19
    Section 2.5     Ownership of Debenture                                    20
    Section 2.6     Redmption of Debenture                                    20
    Section 2.7     Redemption Price                                          20
    Section 2.8     Places of Payment                                         20
    Section 2.9     Notice of Redemption                                      20
    Section 2.10    Cancellation of Retired Debentures                        20

ARTICLE 3 - NO SECURITY                                                       20
    Section 3.1     No Security                                               20

ARTICLE 4 - DEFAULT AND ENFORCEMENT                                           20
    Section 4.1     Events of Default                                         20
    Section 4.2     Acceleration of Default                                   21
    Section 4.3     Enforcement of Security                                   21
    Section 4.4     Holder not Obliged to Institute Proceedings               22
    Section 4.5     Application of Proceeds of Realization                    23
    Section 4.6     Rights and Remedies Cumulative                            23

ARTICLE 5 - CONVERSION OF DEBENTURES INTO COMMON SHARES                       23
    Section 5.1     Conversion into Common Shares                             23
    Section 5.2     Manner of Exercise of Right to Convert
                    into Common Shares                                        24
    Section 5.3     Partial Conversion                                        24
    Section 5.4     Adjustment of Conversion Basis                            25
    Section 5.5     No Requirement to Issue Fractional Shares                 28
    Section 5.6     Certificate as to Adjustment                              28
    Section 5.7     Notice of Special Matters                                 28
    Section 5.8     Company to Reserve Shares                                 28
    Section 5.9     Cancellation of Converted Debentures                      28
    Section 5.10    Conversion of Legended Debentures                         28

ARTICLE 6 - PARTICULAR COVENANTS OF THE COMPANY                               28
    Section 6.1     Payment of Principal and Interest                         28
    Section 6.2     To Carry On Business                                      29

ARTICLE 7 - SATISFACTION AND DISCHARGE                                        29
    Section 7.1     Cancellation and Destruction                              29
    Section 7.2     Payment Set Aside in Trust                                29
    Section 7.3     Release from Covenants                                    29

ARTICLE 8 - SUCCESSOR COMPANIES                                             29
    Section 8.1     Certain Requirements                                    29
    Section 8.2     Vesting of Powers in Successor                          30

ARTICLE 9 - MISCELLANEOUS                                                   30
    Section 9.1     Notice to the Holder and to the Company                 30

This Debenture has not been and will not be qualified under the Securities Act (Ontario) or under applicable securities laws in any other province or territory of Canada, and may not be offered or sold in Canada or to, or for the account or benefit of, a resident of Canada except in certain transactions exempt from the prospectus and registration requirements of applicable securities laws therein. This Debenture has not been registered under the U.S. Securities Act of 1933 or the securities laws of any state of the United States and cannot be offered, sold, pledged or otherwise transferred or assigned in the United States or to a resident of the United States unless an exemption from such registration requirements is available. This Debenture has not been and will not be qualified for sale or registered under the laws of any other jurisdiction and any transferee should refer to the securities laws of any jurisdiction applicable to them.


                             NEWGIOCO GROUP, INC.
           (incorporated under the laws of the State of Delaware)

No. D-__________                                             $__________________

                        Debenture due June ____, 2019

NEWGIOCO GROUP, INC. (hereinafter referred to as the "Company"), FOR VALUE RECEIVED, hereby promises to pay to ________________________ (the "Holder"), subject to the provisions hereof (the provisions hereof are hereinafter collectively referred to as the "Debenture"), on June ____, 2019, or on such other date as the principal amount hereof may become due in accordance with the provisions of the Debenture, on presentation and surrender of this Debenture, the sum of _________________________ (CDN$____________) Canadian Dollars and,
subject to the provisions of this Debenture, to pay interest monthly on the principal amount hereof at the rate of ten (10%) per cent per annum payable on the Maturity Date (as hereinafter defined), which interest shall be payable before as well as after maturity and both before and after default and judgment, with interest on amounts in default at the same rate, and with no compounding of interest all in accordance with the terms and conditions hereof.

                          ARTICLE 1 - INTERPRETATION

Section 1.1 Definitions. In this Debenture, unless there is something in the subject matter or context inconsistent therewith:

"Applicable Laws" means the laws applicable to the Company at any relevant time;

"Business Day" means a day on which banks are open for business in Toronto, Ontario other than a Saturday, Sunday or civic or statutory holiday in Toronto, Ontario;

"Commencement Date" means the effective date of original issue of this Debenture, being June ____, 2017;

"Common Shares" means the shares in the capital stock of the Company designated as common shares in the Company Articles with the voting rights attached thereto of one (1) vote for each issued and outstanding common share, as such shares exist at the commencement of business on the Commencement Date; provided that in the event of a subdivision, redivision, reduction, combination, consolidation, reclassification or other changes thereof, or successive such subdivisions, redivisions, reductions, combinations, consolidations, reclassifications or other changes, then, subject to adjustments, if any, having been made in accordance with the provisions of Article 5 hereof, "Common Shares" shall thereafter mean the shares resulting from such subdivision, redivision, reduction, combination, consolidation, reclassification or other change;

"Company" means Newgioco Group, Inc. and every Successor Corporation which shall have complied with the provisions of Article 8;

"Company Articles" means the Certificate of Incorporation of the Company and any amendments thereof;

"Conversion Basis" means, at any relevant time, the number of Common Shares which may be obtained upon the conversion of this Debenture pursuant to Section 5.1, as adjusted up to that time in accordance with Section 5.4;

"Conversion Price" means, at any relevant time, the price per Common Share at which the Holder may obtain Common Shares upon the conversion of this Debenture pursuant to Section 5.1, being US$1.50;

"Conversion Ratio" means the number of Common Shares received on the conversion of the whole or part of this Debenture pursuant to the Conversion Price;

"Corporate Reorganization" means, in respect of a corporation, any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other Person whether by way of arrangement, reorganization, consolidation, amalgamation, merger, transfer, sale, continuance into any other jurisdiction of incorporation or otherwise;

"Date of Conversion" has the meaning attributed thereto in subsection 5.2(2);

"Debenture" means this Debenture due June ____, 2019 of the Company;

"Director" means a director of the Company for the time being and "Directors" means the board of directors of the Company or, if duly constituted and whenever duly empowered, the executive committee of the board of directors of the Company for the time being, and reference to action by the directors means action by the directors of the Company as a board or action by the said executive committee as such committee;

"Event of Default" has the meaning attributed thereto in Section 4.1;

"Maturity Date" means June ____, 2019;

"Offering" means the offering of 1,375 Units by the Company to close on or about June 31, 2017 which may result in gross proceeds to the Company of CDN$1,375,000 with each such Unit being comprised of (i) a debenture in a principal amount of CDN$1,000 in the form of this Debenture and (ii) 100 common share purchase warrants with each warrant entitling the holder to acquire one
(1) Common Share within twenty-four (24) months with an exercise price of US$1.00;

"Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, estate trustee, or other legal personal representative or other entity howsoever designated or construed;

"Redemption Price" has the meaning attributed thereto in Section 2.7;

"Specified Number of Common Shares" means the number of Common Shares that results on the conversion of the whole or any part of the Debenture into Common Shares pursuant to the Conversion Price;

"Successor Corporation" means any corporation continuing from and which acquires all or substantially all of the undertaking, property and assets of the Company pursuant to any Corporate Reorganization;

"Transfer Agent" means the law firm of Beard Winter LLP with its office situate at 130 Adelaide Street West, Suite 701, Toronto, Ontario, or such other transfer agent as the Company may, from time to time, appoint with respect to the Debenture by giving written notice to the Holder, as herein provided.


Section 1.2 Interpretation not Affected by Headings, etc. The division of this Debenture into Articles, sections, subsections and clauses, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

Section 1.3 Deemed Notice of Debenture. The Holder of this Debenture, and all Persons claiming through or under such Holder, shall be deemed to have notice of, and shall be bound by, the provisions of this Debenture.

Section 1.4 Applicable Law. This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein without reference to any conflicts of law provisions and shall be treated in all respects as an Ontario contract.

Section 1.5 Accounting Terms. All accounting terms which are not specifically defined herein shall be construed in accordance with Canadian generally accepted accounting principles consistently applied.

Section 1.6 Day not a Business Day. If any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.7 Currency. Except where otherwise stated, all references to currency herein are expressed in Canadian Dollars.

                           ARTICLE 2 - THE DEBENTURE

Section 2.1     Terms, Form and Denomination of Debenture.

    (a) This Debenture shall be designated as a "Debenture due
        June ____, 2019".

    (b) The outstanding principal amount of this Debenture shall bear interest from and including the Commencement Date to but excluding the Maturity Date, as applicable, at the rate of ten (10%) per cent per annum with no compounding of interest payable on the Maturity Date, provided that the Company may prepay at anytime the whole or any part of this Debenture in accordance with section 2.4(c).

Section 2.2 Certification by Company. This Debenture shall not be obligatory or entitle the Holder to the benefit hereof until it has been executed by or on behalf of the Company and certified by the Transfer Agent, and certification by the Transfer Agent of any Debenture shall be conclusive evidence as against the Company that this Debenture so certified has been duly issued and is a valid obligation of the Company and that the Holder is entitled to the benefit hereof.

Section 2.3     Replacement of Debenture.

    (a) In case this Debenture shall be mutilated, defaced, lost, destroyed or stolen, the Company, subject to Applicable Laws, shall issue and the Transfer Agent shall certify and deliver a new Debenture of like date and tenor as the one mutilated, defaced, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such Debenture and in lieu of and in substitution for such mutilated, defaced, lost, destroyed or stolen Debenture, and the new Debenture shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debenture.

    (b) Upon the application for the issue of a new Debenture pursuant to this
        Section 2.3, the Holder shall bear the costs of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, provide to the Transfer Agent such evidence of ownership and of the loss, destruction or theft of the Debenture so lost, destroyed or stolen as shall be satisfactory to the Transfer Agent and the Company in their discretion and the Holder may also be required to provide an indemnity in amount and form satisfactory to the Transfer Agent and the Company in their discretion.

Section 2.4     Payment of Principal and Interest.

    (a) The principal and interest of this Debenture will be payable when due in Canadian Dollars by cheque to the Holder or, at the Holder's option, will be payable by wire transfer to such account and at such location as may be specified by written notice from the Holder to the Company given not less than ten (10) Business Days prior to the date of payment. For greater certainty, any such payment by wire transfer in accordance with the Holder's specifications shall satisfy and fully discharge the Company's obligations in respect thereof.

    (b) Subject to the other provisions herein, the outstanding principal amount of this Debenture and all accrued interest shall be repaid by cheque or wire transfer on the Maturity Date against presentation and surrender hereof at the offices of the Transfer Agent in the City of Toronto,

        Ontario, or as otherwise agreed in writing between the Company and the Holder.

    (c) The outstanding principal and accrued interest under this Debenture may be prepaid in whole or in part at any time or times by the Corporation without notice, bonus or penalty, provided that the Holder shall receive a minimum payment on account of interest that is equal to five
        (5) months interest.

Section 2.5 Ownership of Debenture. The Person in whose name this Debenture is registered shall for all the purposes of this Debenture be and be deemed to be the owner thereof and payment of or on account of the principal or the interest thereon shall be made, subject to any express provisions hereof to the contrary, only to or upon the order in writing of such Person.

Section 2.6 Redemption of Debentures. This Debenture shall be redeemable by the Company at any time or times prior to the Maturity Date.

Section 2.7 Redemption Price. The price payable by the Company on the redemption of the Debentures shall be equal to the principal amount of the Debentures to be redeemed, together with accrued and unpaid interest in the form of cash on the principal amount of the Debentures to be redeemed, to but excluding the Maturity Date (the applicable price, including accrued and unpaid interest in the form of cash, at which Debentures may be redeemed being referred to as the "Redemption Price").

Section 2.8 Places of Payment. The Redemption Price of this Debenture shall be payable in cash upon presentation and surrender of this Debenture at the principal office of the Transfer Agent in Toronto, Ontario, and/or at such other places (if any) as may be specified by the Company in the notice of redemption or as otherwise agreed in writing only between the Company and the Holder.

Section 2.9 Notice of Redemption. The Company shall provide the Holders with at least ten (10) Business Days of a notice of redemption if such redemption is occurring prior to the Maturity Date. No notice of redemption of this Debenture need be given by the Company to the Holders for the redemption of this Debenture on the Maturity Date.

Section 2.10 Cancellation of Retired Debentures. All Debentures redeemed by the Company under the provisions of this Article 2 shall be forthwith cancelled and shall not be reissued.


                            ARTICLE 3 - NO SECURITY

Section 3.1 No Security. This Debenture is an unsecured obligation of the Company and shall rank pari passu with each of the other debentures issued by the Company as part of the Offering irrespective of the date of issue of such debentures.


                      ARTICLE 4 - DEFAULT AND ENFORCEMENT

Section 4.1 Events of Default. Each of the following events is herein sometimes referred to as an "Event of Default":

    (i) default in the payment of any principal or interest on this Debenture as and when the same shall become due and payable, and continuance of such default for a period of five (5) Business Days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given by the Holder;

    (ii) the institution of bankruptcy or insolvency proceedings against the Company, or the institution of proceedings seeking reorganization or winding-up of the Company under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the issuing of sequestration or process of execution against the Company or any substantial part of its property, or the appointment of a receiver or manager of the Company or of any substantial part of its property, and, in each case, the continuance of any such proceedings unstayed, undischarged and in effect for a period of fifteen (15) days from the date thereof; or

    (iii) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it, or the passing of a resolution authorizing the filing by it, of a petition or answer or consent seeking reorganization or relief under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the consent by it to the filing of any such petition or to the appointment of a receiver of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the Company's admitting in writing its inability to pay its debts generally as they become due or taking corporate action in furtherance of any of the aforesaid purposes.

Section 4.2 Acceleration of Default. In case any Event of Default has occurred and is continuing, the Holder may in his, her or its discretion, declare the principal of and interest on this Debenture and other moneys payable hereunder to be due and payable and, the same shall forthwith become immediately due and payable to the Holder and the Company shall forthwith pay to the Holder the principal of and accrued and unpaid interest on this Debenture with such interest to be paid in cash not Common Shares and all other moneys payable hereunder together with subsequent interest thereon, at the rate borne by this Debenture, from the date of the said declaration until payment is received by the Holder, such subsequent interest to be payable in cash not Common Shares at the times and places in and according to the tenor of the Debenture.

Section 4.3 Enforcement of Security. In case any Event of Default has occurred and the Holder has declared the principal of and interest on this Debenture and other moneys payable hereunder to be due and payable pursuant to
Section 4.2, the Holder may (to the extent permitted by law):

    (i) Appoint a Receiver - by instrument in writing appoint any person qualified under applicable legislation, whether an officer or employee of the Holder or not, to be a receiver (which term shall include a receiver and manager) of the Company; and, subject to the provisions of the instrument appointing such receiver, any such receiver so appointed shall have power (to the extent permitted by law):

        (A) to carry on (or to concur in the carrying on of) all or any part of the business of the Company,

        (B) to make any arrangement or compromise which the receiver shall consider expedient,

        (C) to borrow money on the security of the assets of the Company for the purpose of the maintenance, preservation or protection of the business of the Company or for carrying on all or any part of the business of the Company,

        (D) to sell, lease or otherwise dispose of the whole or any part of the assets of the Company (or to concur therein) at public auction, by public tender or by private sale, with or without advertisement, for cash or upon credit or partly for cash and partly for credit, at such time and upon such terms and conditions as the receiver shall determine with or without notice and with or without advertising and without any formality all of which are hereby waived by the Company, with power to vary or rescind any contract or sale or other contract, buy at any such auction, resell with or under any of the powers conferred hereunder without being answerable for any loss and adjourn any sale from time to time; and the receiver may execute and deliver to any purchaser of the assets of the Company or any part thereof good and sufficient deeds and documents for the same, the receiver being irrevocably constituted the attorney of the Company for the purpose of making any such sale and executing such deeds and documents, provided that such receiver shall be deemed the agent of the Company and not that of the Holder and the Holder shall not be in any way responsible for any misconduct, negligence or non-feasance of any such receiver, his servants, agents or employees. To facilitate the foregoing powers, any such receiver may, to the exclusion of all others, including the Company, enter upon, use and occupy all premises owned or occupied by the Company wherein the assets of the Company may be situate, maintain the assets of the Company upon such premises, borrow money and use assets of the Company directly in carrying on the Company's business or as security for loans or advances to enable him to carry on the Company's business or otherwise, as such receiver shall, in his discretion, determine;

    (ii) Further Rights - exercise any of the other rights to which the Holder is entitled as holder of this Debenture, including the right to take proceedings in any court of competent jurisdiction for the appointment of a receiver or manager, for the sale of the assets of the Company or any part thereof or for foreclosure;

    (iii) Power of Attorney - act as attorney for the Company (and the Company grants to the Holder its irrevocable power of attorney, which power shall be binding upon the Company and all third parties) to execute and deliver on behalf of the Company all documents and instruments as may be necessary to effect the transfers, assignments and enforcement procedures contemplated in this Section 4.3; and

    (iv) Holder May Purchase Company's Assets - the Holder may become (and any subsidiary, agent or representative of the Holder may become) a purchaser at any sale of the assets of the Company, whether made under the powers of sale contained in this Debenture or pursuant to judicial proceedings.

Section 4.4 Holder not Obliged to Institute Proceedings. The Holder shall not be liable or accountable for any failure to enforce the rights and remedies of the Holder herein and shall not be bound to institute proceedings for the purpose of collecting, enforcing or realizing the same for the purpose of preserving any right of the Holder, the other Holders, the Company or any other Person in respect of the same.

Section 4.5 Application of Proceeds of Realization. Upon enforcement of the rights and remedies of the Holder herein, any net profits of carrying on the business of the Company and the net proceeds of realization of any assets of the Company shall be applied by the Holder or the receiver, interim receiver or receiver-manager, if any, subject to claims ranking in priority to this
Debenture:

    (i) firstly, in payment of all costs, charges and expenses of and incidental to the appointment of the receiver, interim receiver or receiver-manager, and the exercise by such person of all or any of the powers aforesaid, including his reasonable remuneration and all outgoings properly paid by him;

    (ii) secondly, in payment of all costs, charges and expenses of the Holder incidental to the enforcement of this Debenture and the exercise by the Holder of all or any of the powers aforesaid, including all outgoings properly paid by such Holder;

    (iii) thirdly, in payment of all outstanding indebtedness then due and payable pursuant to this Debenture; and

    (iv) fourthly, in payment of all claims ranking subordinate to this Debenture, by remitting any surplus to the Company.

Section 4.6 Rights and Remedies Cumulative. All rights and remedies of the Holder set out in this Debenture shall be cumulative and no right or remedy contained herein is intended to be exclusive but each shall be in addition to every other right and remedy contained herein or in any existing or future security document or now or hereafter existing at law or in equity or by statute. The taking of a judgment or judgments with respect to any of the obligations hereby secured shall not operate as a merger of any of the covenants contained in this Debenture.


             ARTICLE 5 - CONVERSION OF DEBENTURES INTO COMMON SHARES

Section 5.1     Conversion into Common Shares.

    (1) Upon and subject to the provisions, conditions and adjustments of this
        Article 5, the Holder of this Debenture shall have the right, at his, her or its option, at any time prior to the Close of Business on the last Business Day immediately preceding the Maturity Date, to obtain, in respect of each one thousand ($1,000) dollars principal amount of this Debenture converted, the Specified Number of Common Shares, to be issued as fully paid and non-assessable shares from treasury, the subscription price for such Common Shares to be paid and satisfied by the surrender by the Holder to the Transfer Agent of all or any integral multiple of one thousand ($1,000) dollars of this Debenture provided, for greater certainty, that (i) the Holder's right to exercise his, her or its conversion rights under Section 5.1 shall not exist in the event of any prior notice of redemption has been given by the Company and (ii) if any Debenture shall fail to be redeemed on the Maturity Date when such redemption was required to be made, the right to convert into Common Shares under this Section 5.1 shall again apply.

    (2) The right of conversion pursuant to this Article 5 shall extend only to the maximum number of whole Common Shares into which the aggregate principal amount of this Debenture surrendered in exercise of the conversion rights at any one time that may be obtained in accordance with the provisions of subsection 5.1(1). Fractional interests in Common Shares shall be adjusted for in the manner provided in Section 5.5.

Section 5.2     Manner of Exercise of Right to Convert into Common Shares.

    (1) The Holder of a Debenture desiring to exercise his, her, its rights under Section 5.1 in whole or in part to convert into Common Shares shall surrender such Debenture to the Transfer Agent at its office in the City of Toronto, Ontario, together with the conversion form prescribed in Schedule "B" hereto or any other written notice in a form satisfactory to the Transfer Agent acting in its sole discretion, in either case duly executed by the Holder or his, her or its estate trustees, legal representatives, or attorney duly appointed by an instrument in writing in the form of Schedule "B" attached to this Debenture and executed in a manner satisfactory to the Transfer Agent, exercising his, her or its right to convert into Common Shares in accordance with the provisions of this Article 5. Thereupon, the Holder, subject to compliance with all reasonable requirements of the Transfer Agent, shall be entitled to be entered in the books of the Company as at the Date of Conversion (or such later date as is specified in subsection 5.2(2)), as the holder of the number of Common Shares specified in subsection 5.2(1) and, as soon as practicable thereafter, the Company shall deliver or cause to be delivered to the Holder or, subject as aforesaid, his, her or its nominee or assignee,
        (a) a certificate or certificates for such Common Shares; (b) certificates for Common Shares with respect to the interest payment pursuant to Section 2.4; and, (c) if applicable, a cheque for any amount payable under Section 5.5. The Debenture or the portion hereof that is surrendered to the Company in payment for Common Shares shall be cancelled.

    (2) For the purposes of this Article 5, a Debenture shall be deemed to be surrendered in exercise of conversion rights under Section 5.1 on the date (the "Date of Conversion") on which it is so surrendered in accordance with the provisions of this Article 5 and, in the case of a Debenture so surrendered by post or other means of transmission, on the date on which it is received by the Transfer Agent at its office designated in subsection 5.2(1). If a Debenture is surrendered upon conversion into Common Shares in accordance with the provisions of this
        Article 5 on any day on which the Transfer Agent is closed, the Person entitled to receive Common Shares upon the exercise of conversion rights hereunder shall become the shareholder of record of such Common Shares as at the date on which the Transfer Agent is next open.

Section 5.3     Partial Conversion.

    (1) The conversion rights under Section 5.1 may be exercised with respect to any part of this Debenture, provided such part is an integral multiple of one thousand ($1,000) dollars and all accrued and unpaid interest thereon, and all references in this Debenture to exercise of conversion rights and surrender of this Debenture in payment of the subscription price of Common Shares shall be deemed to include exercise of conversion rights with respect to any such part.

    (2) The Holder of any Debenture of which part only is transferred to the Company in payment of the subscription price of Common Shares shall, upon the exercise of his, her or its right to convert into Common Shares or the right of the Company to require such conversion surrender such Debenture to the Transfer Agent and the Transfer Agent shall cancel the same and shall, without expense to the Holder, forthwith certify, and deliver to the Holder a new Debenture or Debentures identical in all material respects to this Debenture, but in an aggregate principal amount of the Debenture so surrendered with respect to which the Holder has not exercised, his, her or its conversion rights.

Section 5.4     Adjustment of Conversion Basis.

    (1) If and whenever the Company shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares; or (iii) issue any Common Shares (or securities convertible into or exchangeable for Common Shares) to the holders of all or substantially all of the outstanding Common Shares or any other class of shares of the Company by way of a stock dividend (other than the issuance of Common Shares as interest payments on the Debentures), the number of Common Shares which may be obtained pursuant to Section
        5.1 for each one thousand ($1,000) dollars principal amount of this Debenture as of the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares (or securities convertible into or exchangeable for Common Shares) by way of a stock dividend, as the case may be, shall be increased, in the case of the events referred to in (i) and
        (iii) above, in the proportion which the number of Common Shares outstanding after such subdivision, redivision or dividend bears to the number of Common Shares outstanding before such subdivision, redivision or dividend, or shall be decreased, in the case of the events referred to in (ii) above, in the proportion which the number of Common Shares outstanding after such reduction, combination or consolidation bears to the number of Common Shares outstanding before such reduction, combination or consolidation. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this subsection 5.4(1) or subsection 5.4(2), (3) or (4) and, in the case where securities convertible into or exchangeable for Common Shares are distributed, shall include the number of Common Shares that would have been outstanding had such securities been converted into Common Shares on such record date.

    (2) If at any time prior to the first anniversary date of the Commencement Date the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of its outstanding Common Shares or any other class of shares of the Company, entitling them to subscribe for or purchase Common Shares (or securities exchangeable for or convertible into Common Shares or a combination of Common Shares and such exchangeable or convertible securities) at a price per share (or having a conversion or exchange price per share) less than one (US$1.50) United States dollar and fifty cents, the number of Common Shares which may be obtained pursuant to
        Section 5.1 for each one thousand ($1,000) dollars principal amount of this Debenture shall be adjusted immediately after such record date by multiplying the Conversion Basis in effect on such record date by a fraction, (i) the numerator of which shall be the total number of Common Shares outstanding on such record date plus the total number of Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable), and (ii) the denominator of which shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by one (US$1.50) United States dollar and fifty cents; to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the number of Common Shares which may be obtained pursuant to Section 5.1 for each one thousand ($1,000) dollars principal amount of this Debenture shall be re-adjusted to that which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

    (3) If and whenever the Company shall fix a record date for the making of a distribution (other than any distributions constituting dividends paid in the ordinary course) to all or substantially all the holders of its outstanding Common Shares or any other class of shares of the Company of (i) shares of the Company of any class other than Common Shares, or
        (ii) rights, options or warrants or other securities of the Company which are convertible into or exchangeable for Common Shares (excluding those referred to in subsection 5.4(2); or (iii) evidences of its indebtedness (excluding those referred to in subsection 5.4(2); or (iv) property or other assets of the Company or any Subsidiary of the Company, then, in each such case, the number of Common Shares which may be obtained pursuant to Section 5.1 for each one thousand ($1,000) dollars principal amount of the Debenture shall be adjusted immediately after such record date by multiplying the Conversion Basis in effect on such record date by a fraction (v) the numerator of which shall be the total number of Common Shares outstanding on such record date multiplied by one (US$1.50) United States dollar and fifty cents per Common Share, and (vi) the denominator of which shall be the total number of Common Shares outstanding on such record date multiplied by one (US$1.50) United States dollar and fifty cents, less the fair market value (as determined by the Directors, subject to the approval of any regulatory body having jurisdiction over the Company, which determination, absent manifest error, shall be conclusive) of such shares or rights, options or warrants or evidences or indebtedness or assets so distributed; any Common Shares owned by or held for the account of the Company or any Subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation to the extent that such distribution is not so made, the number of Common Shares which may be obtained pursuant to Section 5.1 for each one thousand ($1,000) dollars principal amount of this Debenture shall be re-adjusted to that which would then be in effect if such record date had not been fixed or to that which would then be in effect if such record date had not been fixed or to that which would then be in effect based upon such share or rights, options or warrants or other securities or evidences of indebtedness or property or other assets actually distributed, as the case may be.

    (4) In case of the reclassification of the Common Shares at any time outstanding (other than any subdivision, redivision, reduction, combination of consolidation of Common Shares into a greater or lesser number of Common Shares) or change of the Common Shares into other shares, or in case of a Corporate Reorganization of the Company, (other than a Corporate Reorganization which does not result in a reclassification of the outstanding shares), the Holder of the

        Debenture if he, she or it shall thereafter exercise his, her or its rights to obtain Common Shares under Section 5.1, in whole or in part, shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which he, she or it was therefore entitled upon exercise of such conversion rights, the kind and amount of shares and other securities or property which such Holder would have been entitled to receive as a result of such reclassification, change or Corporate Reorganization, as the case may be, if on the effective date thereof, he, she or it had been the registered holder of the number of Common Shares to which he, she or it was theretofore entitled upon exercise of such Holder's rights to obtain Common Shares under Section 5.1. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article 5 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Article 5 shall thereafter correspondingly be made applicable as nearly as may be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise its rights to obtain Common Shares under Section 5.1. Any such adjustments shall be approved by the Directors, subject to the approval of any regulatory body having jurisdiction over the Company, and shall be set forth in a notice given to the Holder in accordance with Article 9 hereof and, absent manifest error, shall for all purposes be conclusively deemed to be an appropriate adjustment.

    (5) In any case in which this Section 5.4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Holder the additional Common Shares issuable by reason of the adjustment upon a conversion pursuant to Section 5.1 made after such record date and before the occurrence of such event. The Company shall deliver or cause to be delivered to the Holder in any such case an appropriate instrument evidencing the Holder's right to receive such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such holder would, but for the provisions of this subsection 5.4(5), have become the holder of record of such additional Common Shares pursuant to subsection 5.2(2).

    (6) The adjustments provided for in this Section 5.4 are cumulative, shall in the case of the resulting adjustments to the Conversion Price be computed to the nearest one-tenth (1/10th) of one (1) cent and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 5.4. Notwithstanding any other provision of this Section 5.4, no adjustment of the Conversion Basis and Conversion Price shall be required in respect of any such event unless such adjustment would require an increase or decrease of at least one (1%) per cent in the Conversion Basis then in effect. Any adjustments which by reason of the preceding sentence of this subsection 5.4(6) are not required to be made shall be carried forward and taken into account on any subsequent adjustment.

    (7) If any questions arise with respect to the adjustments provided in this
        Section 5.4 and except with respect to matters where a decision of the Directors is expressly stated herein to be conclusive, such questions shall be determined by the Company's Auditors, subject to the consent of any regulatory body having jurisdiction over the Company and such determination, absent manifest error, shall be binding upon the Company and the Holder.

Section 5.5 No Requirement to Issue Fractional Shares. The Company shall not be required to issue fractional Common Shares upon the conversion rights pursuant to this Article 5. If any fractional interest in a Common Share would, except for the provisions of this Section 5.5, be deliverable upon the conversion of any principal amount of Debentures, the Company shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of such surrendered Debentures an amount of lawful money of Canada equal (computed to the nearest whole cent, and one-half of a cent being rounded up) to the appropriate fraction of the deemed value of a Common Share.

Section 5.6 Certificate as to Adjustment. The Company shall from time to time immediately after the occurrence of an event which requires an adjustment or readjustment as provided in Section 5.4, deliver a certificate of the President of the Company to the Holder, and the Transfer Agent specifying the event requiring such adjustment or re-adjustment and the results thereof, including detailed calculations and, upon giving such certificate, such adjustment or readjustment shall be conclusive and binding on all parties in interest. No such notice need be given under this Section 5.6 if the Company has given notice under Section 5.7 covering all the relevant facts in respect of such event.

Section 5.7 Notice of Special Matters. The Company agrees that so long as any Debenture remains outstanding, it will give notice to the Holder, in the manner provided in Article 9, and the Transfer Agent of its intention to fix a record date for any event mentioned in Section 5.4 which may give rise to an adjustment in the Conversion Basis, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event. Such notice shall be given not less than fourteen (14) days prior to such applicable record date.

Section 5.8 Company to Reserve Shares. The Company agrees that it will reserve and keep available out of its authorized Common Shares and solely for the purpose of issue upon exercise of conversion rights under the Debentures as provided in this Article 5, the maximum number of Common Shares as shall then be issuable upon the exercise of the conversion rights under Section 5.1 inclusive of the obligations of the Company to pay interest on the Debentures in the form of Units.

Section 5.9 Cancellation of Converted Debentures. Subject to subsection 5.3(2), all Debentures with respect to which the conversion rights under the provisions of this Article 5 are exercised shall be immediately cancelled.

Section 5.10 Conversion of Legended Debentures. Upon the exercise of conversion rights under Debentures bearing a legend, the certificates representing the Common Shares issued upon exercise of the conversion rights under such Debentures and all certificates issued in exchange therefor or in substitution thereof, shall bear such legend as is determined to be required for compliance with Applicable Laws, or the requirements of a securities regulatory authority, if any.


                ARTICLE 6 - PARTICULAR COVENANTS OF THE COMPANY

Section 6.1 Payment of Principal and Interest. The Company will duly and punctually pay or cause to be paid to the Holder, the principal of and interest on the Debentures of which he, she or it is the Holder, on the dates, at the places and in the manner provided for in this Debenture.

Section 6.2 To Carry On Business. Subject to the express provisions hereof, the Company will carry on and conduct its business in a proper and efficient manner (which shall include, without limitation, the maintenance of books of account in accordance with International Financial Reporting Standards consistently applied) and, subject to the express provisions hereof, it will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.


                    ARTICLE 7 - SATISFACTION AND DISCHARGE

Section 7.1 Cancellation and Destruction. All matured Debentures, forthwith after payment thereof, shall be cancelled by the Transfer Agent and delivered to or to the order of the Company. All Debentures cancelled or required to be cancelled under this or any other provision of this Debenture may be destroyed by the Company.

Section 7.2     Payment Set Aside in Trust.

    (1) The Company shall be entitled to set aside in trust any moneys to be applied to the payment of the principal of the Debentures with the Bank to be paid to the Holder of this Debenture upon due presentment and surrender thereof in accordance with the provisions of this Debenture.

    (2) Upon the Company, pursuant to this Section 7.2, setting aside in trust any moneys to be applied to the payment of the principal of the Debentures, the principal represented by each Debentures in respect of which such moneys have been so set aside shall be deemed to have been paid and the Holder thereof shall thereafter have no right in respect thereof except that of receiving payment in accordance with subsection 7.2(1) of the moneys so set aside by the Company (without interest on such monies), upon due presentment and surrender hereof, subject always to the provisions of Section 7.3.

Section 7.3 Release from Covenants. Upon the principal of all the Debentures and interest thereon and other moneys payable hereunder have been paid or satisfied, the Holder shall, at the request and at the expense of the Company, execute and deliver to the Company such deeds or other instruments as shall be requisite to release the Company from its covenants contained herein.


                        ARTICLE 8 - SUCCESSOR COMPANIES

Section 8.1 Certain Requirements. The Company shall not enter into any Corporate Reorganization, unless:

    (i) the Successor Company shall execute, prior to or contemporaneously with the consummation of such Corporate Reorganization, such instruments as are necessary or advisable to evidence the assumption by the Successor Company of all of the obligations of the Company, as the case may be, under this Debenture;

    (ii) such Corporate Reorganization shall be upon such terms as to preserve and not to impair any of the rights and powers of the Holder hereunder; and

    (iii) no condition or event shall exist as to the Company or the Successor Company either at the time of or immediately after such Corporate

            Reorganization and after giving full effect thereto or immediately after the Successor Company complying with the provisions of subsection 8.1(i) above which constitutes or would constitute an Event of Default hereunder.

Section 8.2     Vesting of Powers in Successor.  Whenever the conditions of
Section 9.1 have been duly observed and performed, the Successor Company shall possess and from time to time may exercise each and every right and power of the Company, under this Debenture in the name of the Company or otherwise and any act or proceeding by any provision of this Debenture required to be done or performed by the directors or any officers of the Company may be done and performed with like force and effect by the directors or the like officer or officers of such Successor Company.


                            ARTICLE 9 - MISCELLANEOUS

Section 9.1     Notice to the Holder and to the Company.

Any notice in writing required or permitted to be given hereunder shall be sufficiently given if delivered personally or mailed by registered mail, postage prepaid, addressed as follows:

To the Company at:                  130 Adelaide St. W.
                                    Suite 701
                                    Toronto, Ontario
                                    M5H 2K4

                                    Attention:
                                    Michele Ciavarella, C.E.O.

To the Holder at:                   ___________________________

                                    ___________________________

                                    ___________________________

In all cases with a copy to:        Beard Winter LLP
                                    Barristers and Solicitors
                                    Suite 701, 130 Adelaide Street W.
                                    Toronto, ON
                                    M5H 2K4

                                    Attention:
                                    Julian L. Doyle

Any such notice given by personal delivery shall conclusively be deemed to be received on the date of the actual delivery thereof and when given by registered mail, shall conclusively be deemed to be received on the seventh (7th) Business Day following the date of mailing. When any party giving ay notice knows, or ought to know, of any disruption in the operation of the postal system which may affect the delivery of mail in the ordinary course, any such notice shall not be mailed but shall be given by personal delivery.

Any party may at any time give notice in writing to the other party of any change of address of the party giving such notice, and from and after the giving of such notice, the address therein specified shall be deemed to be the address of such party for the giving of notices hereunder.
                          (SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its proper officer on its behalf as of the _____ day of June, 2017.

NEWGIOCO GROUP, INC.

by:     _____________________
Name:   Michele Ciavarella
Title:  C.E.O.

Certified countersigned and
registered by the Transfer Agent:

BEARD WINTER LLP

by:     ______________________________
Name:   Julian L. Doyle
Title:  Partner

                                   SCHEDULE "C"
                   COMMON SHARE PURCHASE WARRANT CERTIFICATE


No. ____________


                     Certificate for ____________ Warrants

                       NOT EXERCISABLE AFTER 5:00 P.M.,
                   EASTERN STANDARD TIME, ON June ____, 2019

                               NEWGIOCO GROUP, INC.

                   COMMON SHARE PURCHASE WARRANT CERTIFICATE

THIS CERTIFICATE CERTIFIES THAT ___________________________ or its registered assigns is the registered holder (the "Holder") of the number of Warrants set forth above, each of which represents the right to purchase one (1) fully paid and non-assessable common share (the "Common Share") of NEWGIOCO GROUP, INC., a corporation organized under the laws of the State of Delaware (the "Company"), at the Exercise Price (as hereinafter defined), by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the Exercise Price (the Common Shares issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares") at the principal office of the Company as set forth below. No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on June ____, 2019 (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void.

Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate, the Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrant Shares will be issued in accordance with instructions in the form of assignment.

1.  Exercise of the Warrants

At any time prior to the Expiration Date, the Holder shall be entitled to exercise some or all of the Warrants represented by this Warrant Certificate and purchase an equal number of Common Shares upon surrender of this Certificate at the principal office of the Company, together with:

    (i)     the form of Election to Purchase annexed hereto duly executed; and

    (ii) a certified cheque of bank draft, payable at par, in Canadian currency, to or to the order of the Company, in the amount of the Exercise Price per Warrant (as hereinafter determined) multiplied by the number of Warrants being so converted.

The exercise price per Warrant to be exercised shall be one (US$1.00) United States dollar (the "Exercise Price"). Upon the exercise of less than all of the Warrants to purchase the Common Shares evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate in respect of the Warrants not exercised.

2.  Fractional Shares

The Company shall not be required to issue fractional shares upon the exercise of some or all of the Warrants represented by this Warrant Certificate.

3.  Limitation

This Warrant Certificate shall not entitle the Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

4.  Registration of Warrant Certificates

The Company shall number and register the Warrant Certificates in a warrant register maintained by the Company as they are needed. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof for all purposes. Upon request by a Holder requesting such information for the purpose of obtaining a consent, waiver or other action of Holders, the Company will notify that Holder as to the identity and address of record of the other Holders.

5.  Transfer of Warrant Certificate and Warrant Shares
    (1) The Company shall from time to time register the transfer of any outstanding Warrant Certificates in the warrant register upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, the Company shall issue as promptly as practicable in any event within three (3) Business Days (as hereinafter defined) after receipt of such notice of transfer of a new Warrant Certificate to the transferee(s). As used in the Warrant Certificate, the term "Business Day" means any day which is not a Saturday, Sunday or statutory holiday in the City of Toronto.

    (2) Warrant Certificates may be exchanged at the option of the Holder(s) thereof when surrendered to the Company at the address set forth herein for another Warrant Certificate or Warrant Certificates of like tenor and representing the right to purchase in the aggregate a like number of Warrant Shares; provided that the Company shall not be required to issue any Warrant Certificates representing any fractional Warrant Shares.

    (3) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new Warrant Certificates, including, without limitation, any transfer or stamp taxes.

6.  Lost, Stolen, Mutilated or Destroyed Warrant Certificates

If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of such mutilated Warrant Certificate, or in lieu of or in substitution for such lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants or Warrant Shares. If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide an affidavit of loss and an indemnity reasonably sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by any person.

7.  Cancellation of Warrant Certificates

Any Warrant Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be cancelled and shall not be reissued by the Company; and, except as provided in Section 1 with respect to the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 5 with respect to an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate. Any Warrant Certificate so cancelled shall be destroyed by the Company.

8.  Issuance of Common Shares

As promptly as practicable after the date on which part or all of the Warrants represented by this Warrant Certificate are exercised (the "Date of Exercise") of any Warrants and in any event within three (3) Business Days after receipt of the Election to Purchase, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of non-fractional Warrant Shares (the "Common Share Certificate"), registered in accordance with the instructions set forth in the Election to Purchase. All Warrant Shares issued upon the exercise of any Warrants shall be legally and validly authorized and issued and outstanding, fully paid, non-assessable, free of pre-emptive rights and free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such Common Share Certificate is issued shall be deemed for all purposes to have become the holder of record of the Common Shares represented thereby on the Date of the Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such Common Share Certificate.

The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new Common Share Certificates, including, without limitation, any transfer or stamp taxes.

9.  Reservation of Common Shares; Listing

The Company shall reserve and keep available, free from pre-emptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued Common Shares which may then be issuable upon the exercise in full of all outstanding Warrants.

10. No Impairment

The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, amalgamation, combination, merger, dissolution, issue or sale of securities or any other voluntary action, avoid, or seek to avoid the observation or performance of any of the terms of the Warrants, the Warrant Certificates or this Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants. In case any securities other than the Common Shares ("Other Securities") shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or Person), for a consideration per share of Other Security such as to dilute the purchase rights evidenced by the Warrants, the computations, adjustments and readjustments provided for in
Section 11 with respect to the Exercise Price and the number of Warrant Shares shall be made as nearly as possible in the manner so provided and applied so as to protect the Holders against the effect of such dilution.

11. Adjustment of Exercise Price

Subject to the provisions of this Section 11, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

    (1) In the event that the Company shall (i) declare a dividend or make a distribution on the outstanding Common Shares in additional Common Shares, (ii) subdivide or reclassify the outstanding Common Shares into a greater number of shares, or (iii) consolidate, combine or reclassify the outstanding Common Shares into a fewer number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, consolidation, combination or reclassification, as the case may be, shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately before such dividend, distribution, subdivision, consolidation, combination or reclassification, and of which the denominator shall be the number of Common Shares outstanding immediately after such dividend, distribution, subdivision, consolidation, combination or reclassification. Any Common Shares issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date or other applicable date cited in Sections 11(2) or 11(3) for the purpose of calculating the number of outstanding Common Shares under Sections 11(2) or 11(3). Such adjustment shall be made successively whenever any event specified above shall occur.

    (2) In the event that the Company shall fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all or substantially all holders of its Common Shares entitling them (for a period which, by its express terms, expires within forty-five
        (45) days after such record date) to subscribe for or purchase Common Shares at a price per share less than the Fair Market Value of a Common Share on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the maximum number of Common Shares which the aggregate offering price of the total number of Common Shares so offered would purchase at the Fair Market Value per share, and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares offered for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable. As used in this Warrant Certificate, the term "Fair Market Value" means the price at which a buyer and seller would transfer a Common Share both being fully informed of all relevant information and neither being under any compulsion to buy or sell, as the case may be and, for the purposes of this Section 11(2), shall, at the request of a Holder, be determined by the Company's Board of Directors in good faith and on a reasonable basis.

    (3) In the event that the Company shall fix a record date for the making of a distribution to all or substantially all holders of Common Shares (i) of shares of any class other than its Common Shares or (ii) of the evidence of its indebtedness or (iii) of assets or (iv) of rights, options, warrants or convertible or exchangeable securities, then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Fair Market Value per share on such record date, less the aggregate fair market value as determined in good faith by the Company's Board of Directors of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities as distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Fair Market Value per share. Such adjustment shall be made successively whenever such a record date is fixed; provided, however, that in no event shall the Exercise Price be less than zero. In the event that such distribution is not so made, or that such distribution, by its express terms, is intended to be made, and is in fact made, to all holders of Warrant Shares upon exercise of their respective Warrants, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

12. No Adjustment to Exercise Price

No adjustment in the Exercise Price in accordance with the provisions of Section 11 need be made unless such adjustment would amount to a change of at least one (1.0%) per cent in such Exercise Price, provided, however, that the amount by which any adjustment is not made by reason of the provisions of this Section 12 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

13. Adjustment of Number of Shares

Upon each adjustment of the Exercise Price pursuant to Section 11, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

14. Reorganizations

In the event of any capital reorganization, other than in the cases referred to in Section 11(1), or the consolidation, amalgamation, merger or other combination of the Company with or into another corporation (other than a consolidation, amalgamation, merger or other combination in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Shares or the conversion of such outstanding Common Shares into shares of other stock or other securities or property), or the sale, transfer or conveyance of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities of property to which a holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In the event of any Reorganization, appropriate adjustment, as determined in good faith by the Company's Board of Directors, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement prepared by the Company or any successor thereto, between the Company and any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Common Shares outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

15. Notice of Certain Actions

In the event the Company shall (a) declare any dividend payable in stock to the holders of its Common Shares or make any other distribution in property other than cash to the holders of its Common Shares, (b) offer to the holders of its Common Shares rights to subscribe for or purchase any shares of any class of stock or any other rights or options, or (c) effect any reclassification of its Common Shares (other than a reclassification involving merely the subdivision or combination of outstanding Common Shares) or any capital reorganization or any consolidation, amalgamation, merger or other combination (other than a consolidation, amalgamation, merger or other combination in which no distribution of securities or other property is made to holders of Common Shares) or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of in the Company; then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Holder at least thirty (30) days prior to such action. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Shares entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, amalgamation, combination, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence , as the case may be, and the date as of which it is expected that holders of record of Common Shares shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by paragraph (a) and (b) of this Section 15, at least ten (10) days prior to the record date for determining holders of the Common Shares for purposes of receiving such payment or offer, and in the case of any action covered by this paragraph (c), at least ten (10) days prior to the record date to determine holders of Common Shares entitled to receive such securities or other property.

16. Certificate of Adjustment

The Company shall perform any computations and determine any adjustments required to be made under this Certificate (the "Adjustment") and shall cause an independent nationally recognized firm of chartered accountants selected by the Company to verify each Adjustment. As promptly as practicable after determining any Adjustment, and upon receipt of the aforementioned verification, the Company shall prepare a certificate executed by the President of the Company setting forth such Adjustment and mail such certificate to each Holder (an "Adjustment Notice"). The Adjustment Notice shall include in reasonable detail (a) the events precipitating the Adjustment, (b) the computations relating to such Adjustment, and (c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such Adjustment. In the event that the Holders of Warrants entitling such Holders to purchase a majority of the Warrant Shares subject to purchase upon exercise of Warrants at the time outstanding (the "Required Interest") shall disagree with any Adjustment, the Required Interest shall give notice thereof (the "Dispute Notice") to the Company within fifteen (15) days after the Adjustment Notice. Upon receipt of the Dispute Notice, the Company shall promptly engage an independent nationally recognized firm of chartered accountants acceptable to the Required Interest to make an independent determination of such disputed Adjustment (the "Independent Adjustment"). The Independent Adjustment shall be final and binding on the Company and all Holders. If the disputed Adjustment and the Independent Adjustment differ by an amount of three (3%) per cent or less of the value of the disputed Adjustment, then the costs of conducting the independent determination shall be borne by the Required Interest (pro rata, in accordance with the number of Warrants held by each, with each subject Holder jointly and severally liable); if the disputed Adjustment and the Independent Adjustment differ by more than three (3%) per cent of the disputed Adjustment, then the costs of conducting the independent determination shall be borne entirely by the Company; provided that in each case costs separately incurred by the Company and any Holders shall be separately borne by them.

17. Warrant Certificate Amendments

Irrespective of any adjustments pursuant to this Section 17, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant shares purchasable under the Warrants.

18. Fractional Shares

The Company shall not be required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Section 18 to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants.

19. Payment of Taxes and Charges

The Company will pay all taxes (other than income taxes or other similar taxes personal to the Holders, including without limitation, non resident withholding taxes) and other government charges payable in connection with the issuance or delivery or transfer of the Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrants and payment of the Exercise Price.

20. Changes to Agreement

The Company, when authorized by its Board of Directors, with the written consent of Holders of Warrants entitling such Holders to purchase a majority of the Warrant Shares subject to purchase upon exercise of the Warrants outstanding at such time, may amend or supplement this Certificate, except that no amendment which (i) increases the Exercise Price or reduces the number of Warrant Shares or otherwise economically impairs the value of the Warrants or (ii) amends the provisions of Sections 11, 12, 13, 14, 15, 16, 17 and 18 shall be enforceable against a Holder who has not consented in writing to such amendment.

21. Assignment

All the covenants and provisions of this Certificate by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns.

22. Successor to Company

In the event that the Company consolidates, amalgamates, merges or otherwise combines with or into any other corporation or sells, transfers or otherwise conveys its property, assets and business substantially as an entirety to a successor corporation or entity, the Company shall prior to such events becoming effective, have such successor corporation or other entity assume by a written instrument each and every undertaking covenant and condition of this Certificate to be performed and observed by the Company, and such successor corporation or other entity shall be deemed, upon the closing of such merger, amalgamation, combination, consolidation, conveyance or sale, to have so assumed such liabilities.

23. Notices

Any notice or demand required by this Certificate to be given or made by any Holder to or on the Company shall be sufficiently given or made if such notice is in writing and sent by first-class or registered mail, postage prepaid, addressed as follows:

NEWGIOCO GROUP, INC.
130 Adelaide St. W.
Suite 701
Toronto, Ontario
M5H 2K4
Attention:  Michele Ciavarella, C.E.O.

With a copy to:

Beard Winter LLP
130 Adelaide St. W.
Suite 701
Toronto, Ontario
M5H 2K4
Attention:  Julian L. Doyle

Any notice or demand required by this Certificate to be given or made by the Company to or on any Holder shall be sufficiently given or made if such notice is in writing and sent by first-class or registered mail, postage prepaid, addressed to such Holder and sent to the address set below such Holder's name on the attached signature pages or, if a subsequent Holder, the address of such Holder on the Company's warrant register.

Any notice or demand required by this Certificate to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such Holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

24. Defects in Notice

Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Certificate shall not affect in any way the right of any Holder or the legality or validity of any adjustment made pursuant to Section 11 hereof.

25. Governing Law

This Certificate and each Warrant Certificate issued hereunder shall be governed by the laws of the State of Delaware applicable therein without regard to principles of conflicts of laws thereof

26. Standing

Nothing in this Certificate expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders any right, remedy or claim under or by reason of this Certificate or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Certificate shall be for the sole and exclusive benefit of the Company and its successors and the Holders.

27. Headings

The descriptive headings of the sections of this Certificate are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

28. Counterparts

This Certificate may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

29. Availability of the Agreement

The Company shall keep copies of this Certificate available for inspection by Holders during normal business hours. Copies of this Certificate may be obtained upon written request addressed to the Company at the address set forth in
Section 23.

30. Entire Agreement

This Certificate, including Exhibits referred to herein and the other agreements and writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

DATED as of the _____ day of June, 2017.

NEWGIOCO GROUP, INC.

By:_________________________________
Name:   Michele Ciavarella
Title:  C.E.O.

                              FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase Common Shares set for below:

Name of Assignee _____________________           No. of Warrants________________

Address: _____________________________

         _____________________________

         _____________________________

and does hereby irrevocably constitute and appoint ___________________________ true and lawful attorney, to make such transfer on the books of NEWGIOCO GROUP, INC. maintained for that purpose, with full power of substitution in the premises.

Date:   __________________      _____________________________________
                                Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                           FORM OF ELECTION OF PURCHASE

The undersigned hereby irrevocably elects to exercise ____________________ of the Warrants represented by the Warrant Certificate and to purchase the Common Shares issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:   _________________________________________________________________
            (NAME)
_____________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)
_____________________________________________________________________________
(S.I.N. OR OTHER IDENTIFICATION NUMBER)

DELIVER TO: _________________________________________________________________
            (NAME)
at___________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)

In full payment of the purchase price with respect to the exercise of Warrants to purchase Common Shares, the undersigned hereby tenders payment of US$___________________ by certified cheque, cashier's cheque or money order payable to the order of the Company.

If the number of Warrants to purchase the Common Shares hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO:   _________________________________________________________________
            (NAME)
_____________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)
_____________________________________________________________________________
(S.I.N. OR OTHER IDENTIFICATION NUMBER)

DELIVER TO: _________________________________________________________________
            (NAME)
_____________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)

Date:   __________________      _____________________________________
                                Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

PLEASE INSERT S.I.N. OR TAX I.D. NUMBER OF HOLDER __________________________

                                SCHEDULE "D"
        TO BE COMPLETED BY SUBSCRIBERS UNDER ACCREDITED INVESTOR EXEMPTION
                       ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase of Debentures of the Corporation by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Schedule D), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

    1. The Subscriber is resident in the jurisdiction as set forth on the face page of this Subscription Agreement or is subject to the securities laws of such jurisdiction;

    2. The Subscriber is purchasing the Debentures as principal for its own account or a fully managed account;

    3. The Subscriber is an "accredited investor" within the meaning of National Instrument 45 106 entitled "Prospectus Exemptions", section 73.3(2) of the Securities Act (Ontario) and the regulations promulgated thereunder, by virtue of satisfying the indicated criterion as set out in Appendix A to this Accredited Investor Certificate;

    4. The Subscriber was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the attached Appendix A of this Schedule A;

    5. Upon execution of this Schedule A by the Subscriber, this Schedule A shall be incorporated into and form a part of the Subscription Agreement; and

    6. The Subscriber acknowledges that he has requested and is satisfied that this Subscription Agreement and all documentation related thereto be drawn up in the English language. Le soussigne reconnait qu'il a exige que cette contrat d'abonnement ainsi que toutes les autres documents qui s'y rattachent soit redige et execute en anglais et s'en declare satisfait.

The foregoing representations and warranties are true an accurate as of the date of this certificate and will be true and accurate as of Closing Date. If any such representations and warranties shall not be true and accurate prior to Closing Date, the Subscriber shall give immediate written notice of such fact to the Corporation.

Dated:  _________________________________________,  2017.

______________________________
Print name of Subscriber

By: __________________________
        Signature

______________________________
Print name of Signatory (if different from Subscriber)

______________________________
Title
               IMPORTANT: PLEASE MARK THE CATEGORY OR CATEGORIES
               IN APPENDIX A ON THE NEXT PAGE THAT DESCRIBES YOU.

                                 APPENDIX A

CONFIRMATION OF APPLICABLE PORTION OF ACCREDITED INVESTOR DEFINITION

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in section 1.1of the National Instrument 45 106, in the Province of Ontario in section 73.3(1) of the Securities Act (Ontario) and regulations promulgated thereunder, means:

  ____ (a) a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada) (and, in Ontario, a
            Schedule I, II or III bank); or

  ____  (b) the Business Development Bank of Canada incorporated under the
            Business Development Bank of Canada Act (Canada); or

  ____ (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by Directors of that subsidiary; or

  ____ (d) a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer; or

  ____ (e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or

  ____  (e.1)   an individual formerly registered under the securities
            legislation of a province, territory or other permissible jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

  ____ (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or

  ____ (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec; or

  ____ (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or

  ____ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

  ____ (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

            (Note: if an individual qualifies as an accredited investor under this category (j), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix B.)


  ____  (j.1)   an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000; or

  ____ (k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

            (Note: if an individual qualifies as an accredited investor under this category (k), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix B.)

            (Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialled.)

  ____ (l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

            (Note: if an individual qualifies as an accredited investor under this category (l), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix B.)

  ____ (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

  ____ (n) an investment fund that distributes or has distributed its securities only to

            (a) a person that is or was an accredited investor at the time of the distribution, or

            (b) a person that acquires or acquired securities in the
                circumstances referred to in sections 2.10 and 2.19 of National Instrument 45-106 or of Quebec Regulation 45-106, as applicable, or

            (c) a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 or of Quebec Regulation 45-106, as applicable, or

  ____ (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt; or

  ____ (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

  ____ (q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, or

  ____ (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

  ____ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

  ____ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; or

            (Note: if you are purchasing as an individual, accredited investors paragraph (k) above must be initialed rather than paragraph (t))

  ____ (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

  ____ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as
            (a) an accredited investor, or
            (b) an exempt purchaser in Alberta or British Columbia after
                September 14, 2005; or

  ____ (w) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.



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                                 APPENDIX B
                               FORM 45-106F9
                 FORM FOR INDIVIDUAL ACCREDITED INVESTORS

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

1.  About your investment

Type of securities:     [Instruction:  Include a short description, e.g., common
                        shares]
                        10% Convertible Debentures with Warrants

Issuer:                 NEWGIOCO GROUP, INC.

Purchased from:         [Instruction:  Indicate whether securities are purchased
                        form the issuer or a selling security holder.]
                        NEWGIOCO GROUP, INC.

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2.   Risk acknowledgement

This investment is risky.  Initial that you understand that:       Your initials

Risk of loss - You could lose your entire investment of
$____________________.                                                     _____
[Instruction:  Insert the total dollar amount of the investment.]

Liquidity risk - You may not be able to sell your investment
quickly - or at all.                                                       _____

Lack of information - You may receive little or no information about
your investment                                                            _____

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the sales person is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to
www.aretheyregistgered.ca.                                                 _____


3.   Accredited investor status                                    Your initials

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the sales person identified in section 5, can help you if you have questions about whether you meet these criteria.

* Your net income before taxes was more than $200,000 in each of the
2 most recent calendar years, and you expect it to be more than
$200,000 in the current calendar year. (You can find your net income
before taxes on your personal income tax return.)                          _____




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

* Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than
$300,000 in the current calendar year.                                     _____

* Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash
and securities.                                                            _____

* Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including
real estate) minus your total debt.)                                       _____

4.  Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.


First and last name (please print):  ___________________________________________

Signature: _____________________________________    Date: ______________________

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5.   Salesperson information

[Instruction: The sales person is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):

                                     ___________________________________________

Telephone:  ________________________    Email: _________________________________

Name of firm (if registered): __________________________________________________

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6.   For more information about this investment

For investment in a non-investment fund

[Insert name of issuer/selling security holder] NEWGIOCO GROUP, INC.
[Insert address of issuer/
selling security holder]                        Suite 701, 130 Adelaide St. W.,
                                                Toronto, Ontario M5H 2K5
[Insert contact person name, if applicable]     Mike Ciavarella
[Insert telephone number]                       *******
[Insert email address]                          ceo@newgiocogroup.com
[Insert website address, if applicable]






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

For investment in an investment fund

[Insert name of investment fund]
[Insert name of investment fund manager]
[Insert address of investment fund manager]
[Insert telephone number of investment fund manager]
[Insert email address of investment fund manager]
[If investment is purchased from a selling security holder, also insert the name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1. This form does not mandate the use of a specific font size or style but the font must be legible.

2. The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3. The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

                                SCHEDULE "E"
                           PAYMENT INSTRUCTIONS

The subscription price may be paid in Canadian currency by certified cheque or bank draft.

Please make the certified cheque or bank draft payable to "Beard Winter LLP, in trust" and deliver it to:

Beard Winter LLP
130 Adelaide Street West
Suite 701
Toronto, Ontario
M5H 2K4
Attention:  Julian L. Doyle

Alternatively, please wire transfer immediately available funds to Beard Winter LLP as follows:

    Bank:       Royal Bank of Canada
                20 King Street West
                Toronto, Ontario
                M5H 1C4

    Tel:        (416) 974-6311

    Transit #:  *****

    Account #:  ********

    ABA #:      *** *** **

    Swift Code: ********

    Name of
    Account:    Beard Winter LLP